FIRST AMENDMENT AND WAIVER TO THE LOAN AND SECURITY AGREEMENT


First Amendment and Waiver dated as of May 10, 2001 (this "Amendment") to the Loan Agreement referred to below, between MANAGEMENT ALLIANCE CORPORATION, a Texas corporation ("Leading Borrower" or "MAC"), INFORMATION SYSTEMS CONSULTING CORP., a Texas corporation ("ISCC"), DATATEK CONSULTING GROUP CORPORATION, a Texas corporation ("DCGC"), TEXCEL SERVICES, INC., a Pennsylvania corporation ("TSI"), and MOUNTAIN, LTD., a Maine corporation ("ML" and, together with MAC, ISCC, DCGC and TSI, the "BORROWERS" and each a "BORROWER"), DIVERSIFIED CORPORATE RESOURCES, INC., a Texas corporation ("Parent") and any other Credit Party executing this Agreement, and GENERAL ELECTRIC CAPITAL CORPORATION, a New York corporation ("LENDER").

                                 WITNESSETH:

WHEREAS, Borrower and Lender are parties to that certain Loan and Security Agreement, dated as of May 2000 (as it may be amended, restated, modified or supplemented from time to time, the "Loan Agreement") under which Lender agreed to make certain loans and extensions of credit to the Borrowers; and

WHEREAS, Borrowers have requested that Lender waive certain Event(s) of Default under Loan Agreement and make certain amendments thereto, as more fully set forth herein, and Lender is agreeable to such request only on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises, the covenants and agreements contained herein, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties do hereby agree that all capitalized terms used herein shall have the meanings ascribed thereto in the Loan Agreement and do hereby further agree as follows:

                             STATEMENT OF TERMS

         1. WAIVER OF DEFAULT. Lender hereby waives the Events of Default arising solely out of (i) failure of Parent and its Subsidiaries to maintain a Fixed Charge Coverage Ratio of at least 1.10 for the period of four consecutive fiscal quarters ending March 31, 2001, and (ii) failure to maintain Borrowing Availability for all Borrowers combined of at least $2,000,000 after giving effect to the purchase of Treasury Stock (as defined in Schedule G).

         2. AMENDMENTS RELATING TO FINANCIAL COVENANTS. Section 4.2 of the Loan Agreement, as set forth in Schedule G is hereby amended as follows:

           a.  Fixed Charge Coverage Ratio:

                     Four consecutive fiscal
                     quarters ending:                  Minimum Required
                     ----------------                  ----------------
                     June 30, 2001                         .90 : 1.00
                     September 30, 2001                   1.00 : 1.00

                     December 31, 2001                    1.00 : 1.00
                     March 31, 2002, and each
                     period thereafter                    1.10 : 1.00


         4. REPRESENTATIONS AND WARRANTIES. To induce Lender to enter into this Amendment, each Credit Party hereto hereby warrants, represents and covenants to Lender that: (a) each representation and warranty of the Credit Parties set forth in the Loan Agreement is hereby restated and reaffirmed as true and correct on and as of the date hereof after giving affect to this Amendment as if such representation or warranty were made on and as of the date hereof (except to the extent that any such representation or warranty expressly relates to a prior specific date or period in which case it is true and correct as of such prior date or period), and no Default or Event of Default has occurred and is continuing as of this date under the Loan Agreement after giving effect to this Amendment; and (b) each Credit Party hereto has the power and is duly authorized to enter into, deliver and perform this Amendment, and this Amendment is the legal, valid and binding obligation of such Credit Party enforceable against it in accordance with its terms.

         5. CONDITIONS PRECEDENT TO EFFECTIVENESS OF THIS AMENDMENT. The effectiveness of this Amendment is subject to the fulfillment of the following conditions precedent:

         (a) Lender shall have received one or more counterparts of this Amendment duly executed and delivered by the Credit Parties hereto;

         (b) Any and all Guarantors of the Obligations shall have consented to the execution, delivery and performance of this Amendment and all of the transactions contemplated hereby by signing one or more counterparts of this Amendment in the appropriate space indicated below and returning same to Lender;

         (c) Lender shall have received an Amendment and Waiver Fee of $15,000 and a Documentation Fee of $500.

         6. CONTINUING EFFECT OF LOAN AGREEMENT. Except as expressly modified hereby, the provisions of the Loan Agreement, and the Liens granted thereunder, are and shall remain in full force and effect and this Amendment shall be limited precisely as drafted and shall not constitute a waiver of any Event of Default or a modification or amendment of any terms and conditions of the Loan Agreement other than as expressly set forth herein. The granting of the waiver hereunder shall not impose or imply an obligation on Lender to grant a waiver on any future occasion.

         7. COUNTERPARTS. This Amendment may be executed in multiple counterparts each of which shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument.

         8. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE

WITHOUT REGARD TO THE PRINCIPLES THEREOF REGARDING CONFLICTS OF LAWS.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first specified above.

                                         BORROWERS:

                                 MANAGEMENT ALLIANCE CORPORATION


                                         By: /s/ Anthony G. Schmeck
                                            ----------------------------------
                                         Name:  Anthony G. Schmeck
                                         Title: Duly Authorized Signatory


                                 INFORMATION SYSTEMS CONSULTING CORP.


                                         By: /s/ Anthony G. Schmeck
                                            ----------------------------------
                                         Name:  Anthony G. Schmeck
                                         Title: Duly Authorized Signatory


                                 DATATEK CONSULTING GROUP CORPORATION

                                         By: /s/ Anthony G. Schmeck
                                            ----------------------------------
                                         Name:  Anthony G. Schmeck
                                         Title: Duly Authorized Signatory


                                 TEXCEL SERVICES, INC.

                                         By: /s/ Anthony G. Schmeck
                                            ----------------------------------
                                         Name:  Anthony G. Schmeck
                                         Title: Duly Authorized Signatory


                                 MOUNTAIN, LTD.

                                         By: /s/ Anthony G. Schmeck
                                            ----------------------------------
                                         Name:  Anthony G. Schmeck
                                         Title: Duly Authorized Signatory

                                         OTHER CREDIT PARTIES:

                                 DIVERSIFIED CORPORATE RESOURCES, INC.

                                         By: /s/ Anthony G. Schmeck
                                            ----------------------------------
                                         Name:  Anthony G. Schmeck
                                         Title: Duly Authorized Signatory


                                 PREFERRED FUNDING CORPORATION

                                         By: /s/ Anthony G. Schmeck
                                            ----------------------------------
                                         Name:  Anthony G. Schmeck
                                         Title: Duly Authorized Signatory


                                 MAGIC NORTHEAST, INC.

                                         By: /s/ Anthony G. Schmeck
                                            ----------------------------------
                                         Name:  Anthony G. Schmeck
                                         Title: Duly Authorized Signatory


                                         LENDER:


                                 GENERAL ELECTRIC CAPITAL CORPORATION



                                         By: /s/ Vincent X. Donahue
                                            ----------------------------------
                                         Name:  Vincent X. Donahue
                                         Title: Duly Authorized Signatory